SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 12, 2019
Date of Report
(Date of Earliest Event Reported)

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 649-2311
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SNV	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	SNV-PrD	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E	SNV-PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2019, Synovus Financial Corp. (“Synovus”) announced that Kevin S. Blair had been named President and Chief Operating Officer of Synovus, effective immediately.

Mr. Blair, 49, has been Synovus’ Senior Executive Vice President and Chief Operating Officer since December 2018. Prior to that time and since August 2016, he served as Executive Vice President and Chief Financial Officer. Prior to joining Synovus in 2016, Mr. Blair served as Treasurer of SunTrust Bank. Prior to becoming corporate treasurer at SunTrust in 2015, Mr. Blair served in various line and finance capacities over 20 years within the banking industry.

Mr. Blair and Synovus will not enter into an employment agreement. In connection with Mr. Blair’s appointment as President and Chief Operating Officer, Synovus’ Board of Directors awarded Mr. Blair $500,000 in market restricted stock units (“MRSUs”), which grant will be made effective December 12, 2019 (the “Effective Date”). The number of shares of Synovus common stock underlying such MRSUs will be determined based upon the fair market value of Synovus’ common stock on the Effective Date. The MRSUs have a service-based vesting component, vesting in equal parts over three years, and a performance-based vesting component based upon total shareholder return.

Mr. Blair has no family relationships with any of the executive officers or directors of Synovus. There have been no transactions in the past two years to which Synovus or any of its subsidiaries was or is to be a party, in which Mr. Blair had, or will have, a direct or indirect material interest.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: December 12, 2019	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President and General Counsel